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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-43841, No. 33-27213, and No. 333-15929) of our report dated
July 30, 1997 with respect to the consolidated financial statements of Comprehensive Care Corporation and subsidiaries for the year ended May 31, 1997, included in the Annual Report (Form 10-K) for the year ended May 31, 1997.

                                           /s/ ERNST & YOUNG LLP


Orange County, California
August 28, 1997


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